Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Change Healthcare Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fredrik Eliasson, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of the Company, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 4, 2021	By:	/s/ Fredrik Eliasson
Name: Fredrik Eliasson
Title: Executive Vice President and Chief Financial Officer of Change Healthcare Inc.